Exhibit 10A - Independent Auditor Consent



INDEPENDENT AUDITORS' CONSENT


We consent to the use in this new product filing of Glenbrook Life and Annuity Company Separate Account A of Glenbrook Life and Annuity Company on Form N-4 of our report dated February 20, 1998 relating to the financial statements and financial statement schedule of Glenbrook Life and Annuity Company, appearing in the Prospectus, and our report dated February 20, 1998 relating to the financial statements of Glenbrook Life and Annuity Company Separate Account A contained in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Glenbrook Life and Annuity Company Separate Account A of
Glenbrook  Life  and  Annuity  Company)  which  is  part  of  such  Registration
Statement, and to the reference to us under the heading "Experts" in such Prospectus.


/s/  DELOITTE & TOUCHE LLP

Chicago, Illinois
April 20, 1998